LETTER FROM ROBERT JANUARY 28, 2026 Dear Investor, Cimpress maintained positive momentum in the second quarter of FY2026, achieving our first-ever quarter with revenue above $1 billion, and growing profit year over year. As was the case in Q1, revenue growth continued to outpace our annual revenue growth guidance. Likewise, we have delivered the year-over-year adjusted EBITDAa growth anticipated in our full-year guidance. As such, we are raising our guidance for the fiscal year. We are increasingly confident in our previously disclosed FY2028 financial targets for reasons discussed below. Summary financial results for Q2 FY2026 compared to Q2 FY2025: • Revenue grew 11% on a reported basis and 4% on an organic constant-currency basisa. Year-over-year currency movements and a tuck-in acquisition in our PrintBrothers segment positively contributed to our reported growth rates. • Consolidated gross profit grew 8%, the result of revenue growth, cost improvements and currency benefits, partially offset by $1.5 million of production start-up costs for expansion of our North America production network and $1.0 million of tariffs net of pricing increases. We expect this tariff impact to lessen in future quarters as supply chain remediation continues to ramp. • Consolidated advertising as a percent of revenue was 13.8%, a decrease of 20 basis points. • Operating income increased $7.1 million to $88.1 million, driven by gross profit growth. • Net income decreased $12.1 million to $49.5 million. This was driven by the operating income growth described above, more than offset by a significant reduction in unrealized gains on currency hedges compared to the year-ago period. Income tax expense and interest expense were $7.8 million and $2.2 million lower, respectively. • Adjusted EBITDAa increased $6.6 million to $138.8 million, up 5%. This was driven by gross profit growth as well as $4.1 million in year-over-year currency benefits. In addition to the items impacting gross profit noted above, adjusted EBITDA growth was partially offset by approximately $2 million of impact from the hurricane that hit Jamaica in late October, a portion of which may be recoverable through insurance in future periods. • Operating cash flow decreased $11.9 million to $164.7 million, primarily driven by $22.8 million lower net working capital inflows, partially offset by the adjusted EBITDA growth, a $4.4 million decrease in cash taxes and a $1.0 million decrease in cash interest payments, net of interest income. • Adjusted free cash flowa declined by $9.2 million to $124.3 million, driven by the operating cash flow decrease described above. • During Q2 FY2026, we repurchased 369,711 Cimpress shares for $25.5 million at an average price of $68.86 per share inclusive of transaction costs. Additionally, payments for withholding taxes in connection with equity awards were $3.6 million, representing 54,444 shares at an average of $66.65 per share. • Net leveragea at December 31, 2025 was just below 3.0 times trailing-twelve month EBITDA as calculated under our credit agreement, down from Q1 FY2026. • Our liquidity position remains strong with cash and cash equivalents of $258.0 million as of December 31, 2025. Our $250 million revolving credit facility remained undrawn at the end of the quarter. Segment Commentary Vista Q2 revenue grew 7% year over year and 5% on an organic constant-currency basisa. Strength in elevated product categories continued to fuel growth at Vista as promotional products, apparel and gifts and packaging and labels both grew at double-digit rates year over year. Business cards and stationery declined 1% for the quarter. Geographically, strong performance in North America was the main driver of the acceleration in growth versus the prior-year quarter. Vista Q2 segment EBITDA grew 10% year over year to $107.0 million, an increase of $9.8 million from the prior- year period due to revenue growth coupled with stable gross margins. The impact of the hurricane in Jamaica decreased Vista's segment profitability by approximately $2 million in Q2 as Montego Bay is a key location for customer CARE team members supporting the North American market. A portion of these costs may be recoverable a Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document. Page 2 of 34 through insurance in future periods. Year-over-year currency movements benefited Vista segment EBITDA by $3.3 million. VistaPrint variable gross profit per customer at reported currency rates grew 9% year over year to $75.90 in Q2, a reflection of continued improvement in our ability to serve higher-value customers with elevated products. PrintBrothers and The Print Group (our combined Upload & Print businesses) grew Q2 revenue year over year by 26% and 16% on a reported basis (23% combineda), and on an organic constant-currency basis grew 6% and 7% (6% combined), respectively. Increases in customer and order count drove revenue growth at PrintBrothers, as well as the tuck-in acquisition mentioned above, which provided approximately $18 million of revenue in the PrintBrothers segment during Q2. Cross-Cimpress fulfillment at The Print Group continued to drive strong segment revenue growth, alongside modest external revenue growth. Q2 segment EBITDA increased year over year by $4.9 million for PrintBrothers and by $4.2 million for The Print Group, driven by revenue and gross profit growth. The acquisition within PrintBrothers contributed $1.3 million of segment EBITDA. Combineda Upload & Print EBITDA grew $9.1 million year over year, including $4.1 million from currency benefits. National Pen Q2 revenue grew 15% year over year on a reported basis, and 10% on an organic constant-currency basis driven by increased cross-Cimpress fulfillment, tariff-related pricing increases and solid growth within telesales and e-commerce. National Pen's segment EBITDA grew $2.2 million, as revenue growth and advertising efficiency gains were partially offset by the net impact of tariffs, as well as some temporary increases in shipping costs. Gross margins decreased by 400 basis points primarily due to the offsetting effects of tariff-related price and cost increases, which was the main driver of gross margin compression at the consolidated level. Year-over-year currency movements benefited National Pen segment EBITDA by $2.2 million. All Other Businesses Q2 revenue grew 11% year over year on a reported basis and 10% on an organic constant- currency basis. BuildASign drove these results through external revenue growth and increased cross-Cimpress fulfillment. From a category perspective, BuildASign continued to see strength in packaging products, and modest growth within home decor and signage products. Printi delivered strong growth year over year, as they continued to benefit from improvements to their customer experience, advertising optimization, and new product introduction. Segment EBITDA increased by $0.7 million year over year. Central and Corporate Costs excluding unallocated share-based compensation increased $2.8 million year over year in Q2 driven by $1.5 million of production start-up costs noted above, higher volume-related operating costs and higher compensation. There was a year-over-year benefit from the non-recurrence of a one-time duty expense of $2.9 million in the prior-year period that we continue to contest. Outlook We are raising our previously established FY2026 annual outlook as follows: • Revenue growth of 7% - 8%, and organic constant-currency revenue growtha of 3% - 4%. This assumes full-year currency rates similar to recent average rates. • Net income of at least $79 million and adjusted EBITDAa of at least $460 million. • Operating cash flow of $313 million, and adjusted free cash flowa of approximately $145 million. FY2026 is a significant year of capital expenditures as we expand our product offering and focused production hubs, which is a key enabler to both organic revenue growth opportunities and lowering our cost structure. As noted previously, our FY2026 guidance incorporates potential trade and macroeconomic risks. We remain well positioned financially to navigate volatility. We remain confident in our ability to deliver our FY2028 targets of at least $200 million in net income and $600 million in adjusted EBITDA, with approximately 45% conversion to adjusted free cash flow. Beyond organic growth, we plan to generate $70 million to $80 million in annualized efficiency benefits exiting FY2027. We expect to realize these profit improvements through: a Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document. Page 3 of 34

• Manufacturing: We are seeing steady increases in cross-Cimpress fulfillment and our manufacturing investments are proceeding as planned with the build-out of focused production hubs to enable significant further COGS benefits. • Technology: In addition to initiatives focused on AI, we are increasing the use of shared software services in order to eliminate duplicative costs and improve performance now that our businesses have modernized their technology stacks and broadly adopted components of our mass customization platform. • Increased collaboration: We recently announced expanded collaboration between Vista, National Pen, and BuildASign. We expect this will allow us to improve growth and profitability by sharing capabilities in product development, sourcing, performance marketing, telesales, direct mail and manufacturing while maintaining separate, focused brands. Additionally, the advancements we have made over the last several years, including with technology modernization, product expansion and manufacturing and supply chain, have positioned us well to evaluate a healthy pipeline of tuck-in M&A and potential partnership opportunities that we believe in the aggregate can have a positive impact on our results in future years as a part of our roadmap to delivering FY2028 targets. Achieving our FY2028 outlook will generate strong per-share free cash flow growth and significantly reduce our net leverage ratio. We continue to expect net leverage at the end of FY2026 to be slightly below the end of FY2025 level of 3.1x. We expect that we will reduce net leverage to approximately 2.5x trailing-twelve-month EBITDA as calculated under our credit agreement exiting FY2027 on the way to meaningfully below 2.0x net leverage ending this three-year period, subject to capital allocation choices such as share repurchases. Conclusion We have executed well year to date in FY2026 and we are well positioned to continue to progress against our strategic and financial goals as we continue to expand the value we deliver to customers and our competitive advantages for the years to come. As always, I thank our long-term investors for continuing to entrust your capital with Cimpress. Sincerely, Robert S. Keane Founder, Chairman & CEO Cimpress will host a public earnings call tomorrow, January 29, 2026 at 8:00 am ET, which you can join via the link on the events section of ir.cimpress.com. You may presubmit questions by emailing ir@cimpress.com, and you may also ask questions via chat during the live call. a Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document. Page 4 of 34

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND

$ in thousands, except percentages

REVENUE BY REPORTABLE SEGMENT, TOTAL REVENUE, INCOME FROM OPERATIONS, AND NET INCOME:

	Q2 FY2024	Q2 FY2025	Q2 FY2026	YTD FY2024	YTD FY2025	YTD FY2026
Vista [1]	$ 485,496	$ 497,742	$ 532,827	$ 882,386	$ 927,318	$ 987,736
PrintBrothers [1]	165,558	174,516	219,903	318,137	334,940	404,614
The Print Group [1]	92,218	98,962	115,150	171,707	183,164	211,860
National Pen [1]	130,178	131,495	150,914	217,087	225,085	254,123
All Other Businesses [1]	60,467	60,433	67,177	112,396	117,673	128,919
Inter-segment eliminations [1]	(12,554)	(23,989)	(43,769)	(23,056)	(44,052)	(81,773)
Total revenue	**$ 921,363**	**$ 939,159**	**$1,042,202**	**$1,678,657**	**$1,744,128**	**$1,905,479**
Reported revenue growth	*9 %*	*2 %*	*11 %*	*8 %*	*4 %*	*9 %*
Organic constant-currency revenue growth[a]	*6 %*	*2 %*	*4 %*	*5 %*	*4 %*	*4 %*
Income from operations	**$ 107,679**	**$ 80,949**	**$ 88,096**	**$ 141,779**	**$ 120,288**	**$ 137,067**
Income from operations margin	*12 %*	*9 %*	*8 %*	*8 %*	*7 %*	*7 %*
Net income	**$ 60,254**	**$ 61,615**	**$ 49,490**	**$ 64,823**	**$ 49,231**	**$ 56,010**
Net income margin	*7 %*	*7 %*	*5 %*	*4 %*	*3 %*	*3 %*
Net income year-over-year growth (decline)	*143 %*	*2 %*	*(20)%*	*140 %*	*(24)%*	*14 %*

EBITDA BY REPORTABLE SEGMENT ("SEGMENT EBITDA") AND ADJUSTED EBITDA[3, a]:

	Q2 FY2024	Q2 FY2025	Q2 FY2026	YTD FY2024	YTD FY2025	YTD FY2026
Vista [1,4]	$ 110,515	$ 97,190	$ 106,960	$ 191,676	$ 178,332	$ 196,946
PrintBrothers [1]	28,823	23,373	28,281	49,050	43,567	54,020
The Print Group [1]	17,414	18,905	23,141	29,983	36,967	41,812
National Pen [1]	25,471	23,373	25,569	16,822	18,801	23,177
All Other Businesses [1]	8,105	3,785	4,492	14,649	10,647	13,572
Inter-segment elimination [1]	(4,841)	(10,137)	(17,413)	(8,994)	(18,596)	(33,248)
Total segment EBITDA[a, 4]	**$ 185,487**	**$ 156,489**	**$ 171,030**	**$ 293,186**	**$ 269,718**	**$ 296,279**
Central & corporate costs ex unallocated SBC[4]	(33,764)	(39,653)	(42,482)	(67,578)	(76,678)	(80,906)
Unallocated share-based compensation	(3,883)	670	(1,990)	(3,535)	(1,164)	(2,201)
Exclude: share-based compensation expense [2]	17,649	14,373	16,831	30,102	30,006	31,624
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	945	375	(4,546)	2,995	(1,857)	(7,238)
Adjusted EBITDA[a]	**$ 166,434**	**$ 132,254**	**$ 138,843**	**$ 255,170**	**$ 220,025**	**$ 237,558**
Adjusted EBITDA margin[a]	*18 %*	*14 %*	*13 %*	*15 %*	*13 %*	*12 %*
Adjusted EBITDA year-over-year (decline) growth[a]	*50 %*	*(21)%*	*5 %*	*63 %*	*(14)%*	*8 %*

[1] During the first quarter of fiscal year 2026, we made updates to our previously implemented methodology used for inter-segment transactions for purposes of measuring and reporting our segment financial performance. We have revised the prior periods starting in Q1 FY2023 to incorporate this change. Please refer to the Q1 FY2026 Guide to Reporting Changes at ir.cimpress.com for more information.

[2] SBC expense listed above excludes the portion included in restructuring-related charges to avoid double counting.

[3] Values may not sum due to rounding.

[4] During the first quarter of fiscal year 2026, we revised our internal organizational structure to drive efficiencies, which resulted in the transfer of two teams from our Vista reportable segment into our central functions. We have revised our presentation of all periods presented to ensure comparability and reflect our revised segment reporting. Please refer to the Q1 FY2026 Guide to Reporting Changes at ir.cimpress.com for more information.

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

Page 5 of 34

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND (CONTINUED)

$ in thousands

CASH FLOW AND OTHER METRICS:

	Q2 FY2024	Q2 FY2025	Q2 FY2026	YTD FY2024	YTD FY2025	YTD FY2026
Net cash provided by (used in) operating activities	$ 174,946	$ 176,519	$ 164,661	$ 217,200	$ 180,903	$ 189,720
Net cash provided by (used in) investing activities	(19,569)	(37,559)	(50,733)	(30,395)	(63,061)	(93,551)
Net cash provided by (used in) financing activities	(12,090)	(58,660)	(56,965)	(47,155)	(94,076)	(71,621)
Adjusted free cash flow[1,a]	149,961	133,522	124,329	160,889	107,904	106,570
Cash interest, net[1]	39,591	16,837	15,861	60,481	48,373	50,214

COMPONENTS OF ADJUSTED FREE CASH FLOW:

	Q2 FY2024	Q2 FY2025	Q2 FY2026	YTD FY2024	YTD FY2025	YTD FY2026
Adjusted EBITDA[a]	$ 166,434	$ 132,254	$ 138,843	$ 255,170	$ 220,025	$ 237,558
Cash restructuring payments	(1,223)	(225)	(1,235)	(6,938)	(358)	(3,344)
Cash (paid) received for income tax	(10,640)	(13,215)	(8,823)	(26,434)	(11,386)	(21,636)
Other changes in net working capital and other reconciling items	59,966	74,542	51,737	55,883	20,995	27,356
Purchases of property, plant and equipment	(11,390)	(26,418)	(25,180)	(33,955)	(43,419)	(51,533)
Capitalization of software and website development costs	(13,947)	(16,677)	(16,024)	(28,344)	(31,248)	(33,310)
Proceeds from sale of assets	352	98	872	5,988	1,668	1,693
Adjusted free cash flow before cash interest, net[a]	**$ 189,552**	**$ 150,359**	**$ 140,190**	**$ 221,370**	**$ 156,277**	**$ 156,784**
Cash interest, net[1]	(39,591)	(16,837)	(15,861)	(60,481)	(48,373)	(50,214)
Adjusted free cash flow[1,a]	**$ 149,961**	**$ 133,522**	**$ 124,329**	**$ 160,889**	**$ 107,904**	**$ 106,570**

[1] Cash interest, net is cash interest payments, partially offset by cash interest received on our cash, cash equivalents and marketable securities.

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

Page 6 of 34

INCOME STATEMENT HIGHLIGHTS Revenue ($M) & Reported Revenue Growth $921 $781 $833 $805 $939 $789 $869 $863 $1,042 9% 5% 6% 6% 2% 1% 4% 7% 11% Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Gross Profit ($M) & Gross Margin (%) (Quarterly) $458 $376 $404 $382 $450 $373 $413 $403 $488 50% 48% 49% 48% 48% 47% 47% 47% 47% Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Contribution Profit ($M) & Contribution Margin (%) (Quarterly) (a) $319 $260 $286 $254 $303 $255 $300 $272 $326 35% 33% 34% 32% 32% 32% 34% 31% 31% Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Organic Constant-Currency Revenue Growth (a) 6% 4% 6% 6% 2% 3% 2% 4% 4% Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Gross Profit ($M) & Gross Margin (%) (TTM) $1,540 $1,569 $1,597 $1,621 $1,612 $1,609 $1,617 $1,638 $1,676 48% 48% 49% 49% 48% 48% 48% 47% 47% Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Contribution Profit ($M) & Contribution Margin (%) (TTM) (a) $1,058 $1,081 $1,101 $1,118 $1,102 $1,098 $1,111 $1,129 $1,153 33% 33% 33% 34% 33% 33% 33% 33% 32% Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 a Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document. Page 7 of 34

INCOME STATEMENT HIGHLIGHTS (CONT.)



GAAP Operating Income (Loss) ($M) & Margin (%) (Quarterly)
$108
$39
$66
$39
$81
$41
$65
$49
$88
12%
5%
8%
5%
9%
5%
8%
6%
8%
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26



GAAP Operating Income (Loss) ($M) & Margin (%) (TTM)
$183
$235
$247
$253
$226
$227
$226
$236
$243
6%
7%
8%
8%
7%
7%
7%
7%
7%
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26



GAAP Net Income (Loss) ($M) & Margin (%) (Quarterly)
$60
6%
(1)%
($5)
$118
14%
(2)%
($12)
$62
7%
(1)%
($8)
(3)%
($28)
$7
1%
$49
5%
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26



GAAP Net Income (Loss) ($M) & Margin (%) (TTM)
$42
1%
$87
3%
$178
5%
$161
5%
$162
5%
$159
5%
$13
—%
$32
1%
$20
1%
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26



Adjusted EBITDA ($M) & Margin (%) (Quarterly) (a)
$166
$94
$119
$88
$132
$91
$122
$99
$139
18%
12%
14%
11%
14%
11%
14%
11%
13%
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26



Adjusted EBITDA ($M) & Margin (%) (TTM) (a)
$438
$463
$469
$468
$434
$430
$433
$444
$451
14%
14%
14%
14%
13%
13%
13%
13%
13%
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

Page 8 of 34

CASH FLOW


Cash Flow from Operations ($M)
(Quarterly)
$175
$8
$125
$4
$177
$10
$107
$25
$165
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26


Cash Flow from Operations ($M)
(TTM)
$292
$287
$351
$313
$314
$316
$298
$319
$307
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26


Adjusted Free Cash Flow &
Cash Interest, Net ($M)
(Quarterly) (a)
FCF
Cash interest, net
$40
$150
$19
($17)
$39
$117
$32
($26)
$17
$134
$33
($31)
$16
$71
$34
($18)
$16
$124
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26


Adjusted Free Cash Flow &
Cash Interest, Net ($M)
(TTM) (a)
FCF
Cash interest, net
$117
$183
$119
$179
$118
$261
$129
$225
$106
$208
$120
$194
$98
$148
$101
$156
$100
$147
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26


Capital Expenditures & Capitalization of
Software & Website Development Costs
($M)
(Quarterly) (1)
Capital expenditures
Capitalized software
$25
$14
$11
$25
$15
$10
$26
$15
$11
$32
$15
$17
$43
$17
$26
$41
$16
$25
$38
$17
$21
$44
$17
$26
$41
$16
$25
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26


Capital Expenditures & Capitalization of
Software & Website Development Costs
($M)
(TTM)
Capital expenditures
Capitalized software
$118
$57
$61
$118
$57
$61
$113
$58
$55
$107
$58
$49
$125
$61
$64
$142
$63
$79
$153
$64
$89
$165
$67
$98
$163
$66
$97
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26

(1) Values may not sum to total due to rounding.

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

Page 9 of 34

CAPITAL STRUCTURE Net Debt (1, a) ($M) Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Cash / equivalents $ 274 $ 154 $ 204 $ 153 $ 224 $ 183 $ 234 $ 201 $ 258 Marketable securities $ 17 $ 6 $ 5 $ — $ — $ — $ — $ — $ — HY notes $ (522) $ (522) $ (522) $ (525) $ (525) $ (525) $ (525) $ (525) $ (525) Term loans $ (1,098) $ (1,088) $ (1,085) $ (1,084) $ (1,078) $ (1,076) $ (1,073) $ (1,070) $ (1,067) Revolver $ — $ — $ — $ — $ — $ — $ — $ — $ — Other debt $ (6) $ (5) $ (10) $ (9) $ (7) $ (7) $ (7) $ (6) $ (15) Net debt $ (1,335) $ (1,454) $ (1,408) $ (1,465) $ (1,386) $ (1,425) $ (1,371) $ (1,400) $ (1,350) (1) Excludes debt issuance costs, debt premiums and discounts. Values may not sum to total due to rounding. Weighted Average Shares Outstanding (Millions) (2) 26.6 26.2 25.3 25.2 25.0 24.8 24.7 24.6 24.6 27.2 26.2 26.6 25.2 25.9 24.8 24.7 25.1 25.3 Basic Diluted Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 (2) Basic and diluted shares are the same in certain periods where we reported a GAAP net loss. Consolidated Net Leverage Ratios (3, a) 2.87 3.01 2.97 3.13 3.12 3.27 3.12 3.13 2.97 1.78 1.95 1.90 2.04 1.96 2.09 1.95 1.98 1.85 Consolidated net leverage Senior secured net leverage Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 (3) Consolidated Net Leverage Ratios as calculated per our credit agreement definitions. a Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document. Page 10 of 34

SEGMENT RESULTS

VISTA (QUARTERLY)


Revenue ($M) &
Reported Revenue Growth
Quarterly (1)
$485
11%
$418
5%
$442
8%
$430
8%
$498
3%
$431
3%
$467
6%
$455
6%
$533
7%
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26


Organic Constant-Currency Revenue
Growth
Quarterly (1) (a)
9%
5%
8%
8%
3%
4%
4%
5%
5%
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26


Gross Profit ($M) & Gross Margin (%)
Quarterly (1)
$279
58%
$236
57%
$254
57%
$238
55%
$277
56%
$240
56%
$264
57%
$253
56%
$296
56%
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26


Advertising ($M) & as % of Revenue
Quarterly (1)(2)
Lower-funnel ($M)
Mid- & upper-funnel ($M)
Total as % of revenue
$80
$25
$55
16%
$63
$15
$48
15%
$71
$19
$51
16%
$65
$17
$48
15%
$86
$24
$62
17%
$64
$15
$49
15%
$63
$8
$55
13%
$67
$14
$52
15%
$94
$22
$71
18%
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26


Segment EBITDA ($M) & Segment EBITDA
Margin (%)
Quarterly (1)
$111
23%
$80
19%
$88
20%
$81
19%
$97
20%
$83
19%
$106
23%
$90
20%
$107
20%
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26


VistaPrint VGP per Customer at Reported
Currency Rates ($) & Y/Y Growth
Quarterly (3)
$67.16
13%
$73.85
4%
$81.10
4%
$79.82
7%
$69.57
4%
$76.30
3%
$86.11
6%
$85.32
7%
$75.90
9%
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26

(1) During Q1 FY2026, we recast our segment results for all periods presented to ensure comparability, to reflect an update to our previously implemented methodology for inter-segment transactions, as well as the transfer of two teams from Vista to our central functions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

(2) Values may not sum to total due to rounding.

(3) VistaPrint variable gross profit per customer at reported currency rates is VistaPrint revenue less variable cost of revenue (excludes revenue and variable cost of revenue from Vista Corporate Solutions, 99designs and VistaCreate), stated at actual currency rates for each period presented, divided by the total number of VistaPrint unique customers in that period (excludes customers from Vista Corporate Solutions, 99designs and VistaCreate if they were not also a VistaPrint customer in that period).

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

Page 11 of 34

UPLOAD AND PRINT PRINTBROTHERS (QUARTERLY): Revenue ($M) & Reported Revenue Growth Quarterly (1) $166 $151 $171 $160 $175 $156 $178 $185 $220 11% 8% 8% 5% 5% 4% 4% 15% 26% Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Organic Constant-Currency Revenue Growth (Decline) Quarterly (1) (a) 5% 6% 10% 4% 6% 6% (1)% 8% 6% Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Gross Profit ($M) & Gross Margin (%) Quarterly (1) $52 $43 $51 $45 $50 $45 $53 $53 $64 31% 29% 30% 28% 29% 29% 30% 28% 29% Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 THE PRINT GROUP (QUARTERLY): Revenue ($M) & Reported Revenue Growth Quarterly (1) $92 $87 $96 $84 $99 $90 $106 $97 $115 5% 3% 2% 6% 7% 3% 11% 15% 16% Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 0 100 200 Organic Constant-Currency Revenue Growth (Decline) Quarterly (1) (a) (1)% 2% 3% 5% 8% 6% 5% 8% 7% Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Gross Profit ($M) & Gross Margin (%) Quarterly (1) $33 $33 $37 $32 $37 $34 $41 $36 $44 36% 38% 39% 38% 38% 37% 39% 37% 38% Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 (1) During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details. a Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document. Page 12 of 34

PRINTBROTHERS (QUARTERLY): Advertising ($M) & as % of Revenue Quarterly (1) $5 $5 $5 $5 $7 $6 $7 $6 $8 3% 3% 3% 3% 4% 4% 4% 3% 3% Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Segment EBITDA ($M) & Segment EBITDA Margin (%) Quarterly (1) $29 $17 $25 $20 $23 $18 $22 $26 $28 17% 11% 15% 13% 13% 11% 12% 14% 13% Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 THE PRINT GROUP (QUARTERLY): Advertising ($M) & as % of Revenue Quarterly (1) $7 $7 $8 $6 $7 $7 $8 $6 $9 8% 8% 8% 7% 8% 8% 8% 6% 8% Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Segment EBITDA ($M) & Segment EBITDA Margin (%) Quarterly (1) $17 $17 $19 $18 $19 $16 $20 $19 $23 19% 20% 20% 21% 19% 17% 19% 19% 20% Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 (1) During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details. a Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document. Page 13 of 34

NATIONAL PEN (QUARTERLY):

Revenue ($M) & Reported Revenue Growth Quarterly (1)



$130
8%
$89
9%
$84
1%
$94
8%
$131
1%
$88
—%
$94
2%
$103
10%
$151
15%
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26

Organic Constant-Currency Revenue Growth Quarterly (1) (a)



5%
9%
2%
7%
1%
1%
10%
8%
10%
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26

Gross Profit ($M) & Gross Margin (%) Quarterly (1)(2)



$71
55%
$47
54%
$43
52%
$50
53%
$70
54%
$44
50%
$44
47%
$50
48%
$75
50%
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26

Advertising ($M) & as % of Revenue Quarterly (1)



$19
14%
$19
21%
$11
13%
$28
30%
$20
15%
$18
20%
$10
11%
$27
26%
$22
14%
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26

Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin (%) Quarterly (1)



$25
20%
$4
5%
$9
11%
(5%)
($5)
$23
18%
$4
4%
$9
10%
(2%)
($2)
$26
17%
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26

(1) During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

(2) During Q3 FY2025, we recorded an impairment charge of $2.6 million, which is associated with our planned sale of one of National Pen's facilities as we optimize our real estate footprint. The impairment charge was recognized within cost of goods sold and negatively impacted gross profit and gross margin during the current quarter, however the impairment charge has been excluded from segment and adjusted EBITDA.

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

Page 14 of 34

ALL OTHER BUSINESSES (QUARTERLY): Revenue ($M) & Reported Revenue Growth Quarterly (1) $60 $49 $55 $57 $60 $51 $59 $62 $67 1% 1% 5% 10% —% 4% 7% 8% 11% Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Gross Profit ($M) & Gross Margin (%) Quarterly (1) $27 $21 $25 $26 $25 $21 $25 $28 $28 45% 43% 46% 45% 41% 41% 43% 45% 41% Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Segment EBITDA ($M) & Segment EBITDA Margin (%) Quarterly (1) $8 $4 $7 $7 $4 $5 $7 $9 $4 13% 8% 13% 12% 6% 10% 11% 15% 7% Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Organic Constant-Currency Revenue Growth (Decline) Quarterly (1) (a) —% —% 5% 12% 2% 6% 8% 8% 10% Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Advertising ($M) & as % of Revenue Quarterly (1) $12 $9 $10 $10 $11 $8 $10 $11 $12 20% 18% 18% 18% 19% 16% 16% 17% 18% Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 (1) During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details. a Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document. Page 15 of 34

CENTRAL AND CORPORATE COSTS Central and Corporate Costs ($M) Quarterly (1)(2) $12 $13 $13 $14 $15 $13 $12 $14 $15 $19 $21 $21 $20 $21 $23 $22 $20 $23 $3 $3 $3 $3 $3 $3 $4 $5 $5 $4 $5 $3 $2 $(1) ($2) $3 $— $2 $38 $41 $40 $39 $39 $37 $41 $39 $44 Corporate Costs Central Operating Costs MCP Investment Unallocated SBC Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Central and Corporate Costs ($M) TTM (1)(2) $53 $49 $50 $51 $55 $55 $54 $54 $54 $74 $77 $79 $81 $83 $85 $86 $85 $87 $15 $12 $12 $12 $12 $12 $13 $15 $17 $(2) $7 $11 $14 $9 $3 $2 $— $3 $140 $145 $152 $158 $159 $154 $155 $155 $161 Corporate Costs Central Operating Costs MCP Investment Unallocated SBC Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 (1) Values may not sum to total due to rounding. (2) During the first quarter of fiscal year 2026, we revised our internal organizational structure to drive efficiencies, which resulted in the transfer of two teams from our Vista reportable segment into our central functions. We have revised our presentation of all periods presented to reflect our revised segment reporting. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details. a Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document. Page 16 of 34

CURRENCY IMPACTS

Directional Net Currency Impacts Compared to Prior-Year Periods

	Y/Y Impact from Currency*	
Financial Measure	**Q2 FY2026**	**YTD FY2026**
Revenue	Positive	Positive
Operating income	Positive	Positive
Net income	Negative	Negative
Adjusted EBITDA[a]	Positive	Positive
Adjusted free cash flow[a]	Positive	Positive

**Net income includes both realized and unrealized gains or losses from currency hedges and intercompany loan balances. Adjusted EBITDA includes only realized gains or losses from certain currency hedges. Adjusted free cash flow includes realized gains or losses on currency hedges as well as the currency impact of the timing of receivables, payments and other working capital settlements. Revenue, operating income and segment EBITDA do not reflect any impacts from currency hedges or balance sheet translation.*

Other Income (Expense), Net ($M)


$—
($4)
($1)
($11)
$32
($9)
($24)
$3
$2
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26

**Other income (expense), net includes both realized and unrealized gains or (losses) from currency hedges and intercompany loan balances.*

Net Currency Impacts on Segment EBITDA & Adjusted EBITDA Compared to Prior-Year Periods

	Y/Y Impact from Currency*	
Segment EBITDA	**Q2 FY2026**	**YTD FY2026**
Vista	$3.3M	$4.2M
Upload & Print	$4.1M	$6.8M
National Pen	$2.2M	$2.2M
All Other Businesses	Neutral	Neutral
Adjusted EBITDA[a]	**$4.1M**	**$7.0M**

**Realized gains or losses on currency hedges that we include in adjusted EBITDA are not allocated to segment-level EBITDA.*

Realized Gains (Losses) on Certain Currency Derivatives Intended to Hedge EBITDA ($M)


$1
$—
$—
($2)
$—
$—
($2)
($3)
($5)
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26

**Realized gains (losses) on certain currency derivatives intended to hedge EBITDA is a component of Other income (expense), net. We add these realized gains or (losses) to adjusted EBITDA.*

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

Page 17 of 34

CIMPRESS PLC CONSOLIDATED BALANCE SHEETS (unaudited in thousands, except share and per share data) December 31, 2025 June 30, 2025 Assets Current assets: Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 258,038 $ 233,982 Accounts receivable, net of allowances of $7,737 and $7,957, respectively . . . . . . . . . . . . . . . . . 70,605 68,289 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 122,750 112,870 Prepaid expenses and other current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 109,760 87,465 Total current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 561,153 502,606 Property, plant and equipment, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 348,660 302,494 Operating lease assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 111,482 83,951 Software and website development costs, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 106,830 104,764 Deferred tax assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56,944 61,086 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 826,655 826,156 Intangible assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54,783 58,348 Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27,860 28,739 Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 2,094,367 $ 1,968,144 Liabilities, noncontrolling interests and shareholders’ deficit Current liabilities: Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 353,593 $ 332,110 Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 353,338 304,085 Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49,969 47,975 Short-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13,522 9,085 Operating lease liabilities, current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24,690 22,064 Other current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30,960 43,343 Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 826,072 758,662 Deferred tax liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22,505 23,308 Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,577,583 1,576,178 Operating lease liabilities, non-current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 91,803 66,196 Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100,375 107,246 Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,618,338 2,531,590 Redeemable noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6,057 19,057 Shareholders’ deficit: Preferred shares, nominal value €0.01 per share, 100,000,000 shares authorized; none issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — Ordinary shares, nominal value €0.01 per share, 100,000,000 shares authorized; 42,381,431 and 42,448,572 shares issued; 24,410,184 and 24,477,325 shares outstanding, respectively . . 597 597 Treasury shares, at cost, 17,971,247 for both periods presented . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,363,550) (1,363,550) Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 608,023 592,315 Retained earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 260,940 225,117 Accumulated other comprehensive loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (36,739) (37,969) Total shareholders’ deficit attributable to Cimpress plc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (530,729) (583,490) Noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 701 987 Total shareholders' deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (530,028) (582,503) Total liabilities, noncontrolling interests and shareholders’ deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 2,094,367 $ 1,968,144 Page 18 of 34

CIMPRESS PLC
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited in thousands, except share and per share data)

	Three Months Ended December 31,		Six Months Ended December 31,	
	2025	2024	2025	2024
Revenue	$ 1,042,202	$ 939,159	$ 1,905,479	$ 1,744,128
Cost of revenue (1)	554,484	489,256	1,014,960	911,992
Technology and development expense (1)	89,077	82,878	173,963	164,739
Marketing and selling expense (1, 2)	246,161	223,861	456,559	427,708
General and administrative expense (1)	60,196	56,936	114,192	108,868
Amortization of acquired intangible assets	2,883	5,116	7,135	10,271
Restructuring expense	1,305	163	1,603	262
Income from operations	88,096	80,949	137,067	120,288
Other income, net	1,728	31,678	5,181	20,186
Interest expense, net	(26,997)	(29,165)	(55,063)	(60,580)
Loss on early extinguishment of debt	—	(696)	—	(517)
Income before income taxes	62,827	82,766	87,185	79,377
Income tax expense	13,337	21,151	31,175	30,146
Net income	49,490	61,615	56,010	49,231
Add: Net (income) loss attributable to noncontrolling interests	(146)	(558)	971	(723)
Net income attributable to Cimpress plc	$ 49,344	$ 61,057	$ 56,981	$ 48,508
Basic net income per share attributable to Cimpress plc	$ 2.01	$ 2.45	$ 2.32	$ 1.94
Diluted net income per share attributable to Cimpress plc	$ 1.95	$ 2.36	$ 2.26	$ 1.86
Weighted average shares outstanding — basic	24,570,134	24,965,612	24,572,294	25,066,729
Weighted average shares outstanding — diluted	25,299,521	25,906,151	25,175,631	26,145,452

(1) Share-based compensation is allocated as follows:

	Three Months Ended December 31,		Six Months Ended December 31,	
	2025	2024	2025	2024
Cost of revenue	$ 216	$ 208	$ 427	$ 431
Technology and development expense	5,515	4,962	10,456	10,058
Marketing and selling expense	2,898	2,502	5,584	4,217
General and administrative expense	8,202	6,701	15,157	15,300

(2) Marketing and selling expense components are as follows:

	Three Months Ended December 31,		Six Months Ended December 31,	
	2025	2024	2025	2024
Advertising	$ 143,977	$ 131,155	$ 259,761	$ 245,187
Payment processing	17,387	16,118	32,873	30,410
All other marketing and selling expense	84,797	76,588	163,925	152,111

Page 19 of 34

CIMPRESS PLC CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited in thousands) Three Months Ended December 31, Six Months Ended December 31, 2025 2024 2025 2024 Operating activities Net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 49,490 $ 61,615 $ 56,010 $ 49,231 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36,618 35,211 73,236 70,757 Share-based compensation expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16,831 14,373 31,624 30,006 Deferred taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 798 422 3,570 3,373 Gain on early extinguishment of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 383 — 123 Unrealized (gain) on derivatives not designated as hedging instruments included in net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (5,974) (30,650) (12,117) (12,313) Effect of exchange rate changes on monetary assets and liabilities denominated in non-functional currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,952 922 419 (9,448) Other non-cash items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,667 2,042 3,759 3,370 Changes in operating assets and liabilities, net of effects of businesses acquired: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Accounts receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15,925 13,270 3,277 5,495 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,547 3,747 (8,088) (6,562) Prepaid expenses and other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (19,586) (10,142) (22,830) (13,572) Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40,277 48,503 27,084 11,557 Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24,116 36,823 33,776 48,886 Net cash provided by operating activities 164,661 176,519 189,720 180,903 Investing activities Purchases of property, plant and equipment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (25,180) (26,418) (51,533) (43,419) Business acquisitions, net of cash acquired . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (10,401) — (10,401) — Capitalization of software and website development costs . . . . . . . . . . . . . . . . . (16,024) (16,677) (33,310) (31,248) Proceeds from the sale of assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 872 98 1,693 1,668 Proceeds from maturity of held-to-maturity investments . . . . . . . . . . . . . . . . . . . — — — 4,500 Proceeds from the settlement of derivatives designated as hedging instruments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 5,438 — 5,438 Net cash used in investing activities (50,733) (37,559) (93,551) (63,061) Financing activities Proceeds from issuance of 7.375% Senior Notes due 2032 . . . . . . . . . . . . . . . . — — — 525,000 Payments for early redemption or purchase of 7.0% Senior Notes due 2026 . — — — (522,135) Proceeds from borrowings of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 974 41,191 1,156 41,191 Payments of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4,373) (44,659) (8,289) (49,156) Payments of debt issuance costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (3,106) — (11,551) Payments of finance lease obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (2,624) (2,208) (4,625) (4,158) Purchase of noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (22,633) (4,058) (22,633) (4,058) Distributions to noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — — (821) Proceeds from issuance of ordinary shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 780 369 1,288 1,369 Purchase of ordinary shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (25,460) (42,367) (28,186) (52,987) Payments of withholding taxes in connection with equity awards . . . . . . . . . . . (3,629) (3,822) (10,332) (16,770) Net cash used in financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (56,965) (58,660) (71,621) (94,076) Effect of exchange rate changes on cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 570 (8,822) (492) (3,112) Net increase in cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57,533 71,478 24,056 20,654 Cash and cash equivalents at beginning of period . . . . . . . . . . . . . . . . . . . . . . . . 200,505 152,951 233,982 203,775 Cash and cash equivalents at end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 258,038 $ 224,429 $ 258,038 $ 224,429 Page 20 of 34

ABOUT NON-GAAP FINANCIAL MEASURES: To supplement Cimpress’ consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth, organic constant-currency revenue growth, Upload & Print combined revenue and EBITDA, contribution profit, contribution margin, adjusted EBITDA, adjusted free cash flow, cash interest, net, consolidated net leverage ratio, and senior secured net leverage ratio: • Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior-year period’s average exchange rate for each currency to the U.S. dollar. • Organic constant-currency revenue growth excludes the impact of currency as defined above, as well as revenue from acquisitions and divestitures made during the past twelve months for each period presented, and the revenue from several small acquired businesses for the first year after acquisition. • Upload & Print combined revenue is the combination of revenue for PrintBrothers and The Print Group in USD, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload & Print combined EBITDA is the combination of segment EBITDA for PrintBrothers and The Print Group, adjusted to exclude inter-segment EBITDA when conducted between businesses in these segments. • Contribution profit is revenue less cost of revenue and advertising and payment processing fees. Contribution margin is calculated as contribution profit divided by reported revenue. • Adjusted EBITDA is net income plus the following items; income tax expense (benefit); loss (gain) on early extinguishment of debt; interest expense, net; other income, net; depreciation and amortization; share-based compensation expense; restructuring-related charges and certain impairments and other adjustments. In addition, we adjust to include the effect of certain items that were previously added back as part of other income, net, which includes proceeds from insurance recoveries and realized gains or losses on currency derivatives that are intended to hedge our adjusted EBITDA exposure to foreign currencies for which we do not apply hedge accounting. • Adjusted free cash flow is defined as net cash provided by (used in) operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, gains on proceeds from insurance, and proceeds from the sale of assets. • Cash interest, net is cash paid for interest, less cash received for interest. • Consolidated net leverage ratio is adjusted net debt as defined by our credit agreement divided by consolidated EBITDA as defined by our credit agreement. Adjusted net debt as defined by our credit agreement is calculated as our total debt outstanding, plus capital lease liabilities and minus cash and cash equivalents. Consolidated EBITDA as defined by our credit agreement is Adjusted EBITDA, as described above, plus additional adjustments primarily for non-cash/non-recurring items specified in our credit agreement, as well as the pro forma effect of certain cost- saving measures or material acquisitions for the trailing twelve month period. • Senior secured net leverage ratio is adjusted first lien debt as defined by our credit agreement divided by consolidated EBITDA as defined by our credit agreement. Adjusted first lien debt as defined by our credit agreement is total debt outstanding, plus capital lease liabilities, minus cash and cash equivalents, minus high yield notes. See "consolidated net leverage ratio" above for information regarding consolidated EBITDA as defined by our credit agreement. These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business, and of our credit risk and availability of capital, for the same reasons they are used by management. For example, for acquisitions we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP net income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this document. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures. Page 21 of 34

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSTANT-CURRENCY REVENUE GROWTH RATES

(Quarterly)

Total Company	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26
Reported revenue growth	9 %	5 %	6 %	6 %	2 %	1 %	4 %	7 %	11 %
Currency impact	(3)%	(1)%	— %	— %	— %	2 %	(2)%	(3)%	(5)%
Revenue growth in constant currency	6 %	4 %	6 %	6 %	2 %	3 %	2 %	4 %	6 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	— %	— %	— %	— %	(2)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	6 %	4 %	6 %	6 %	2 %	3 %	2 %	4 %	4 %

Vista	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26
Reported revenue growth [1]	11 %	5 %	8 %	8 %	3 %	3 %	6 %	6 %	7 %
Currency impact [1]	(2)%	— %	— %	— %	— %	1 %	(2)%	(1)%	(2)%
Revenue growth in constant currency [1]	9 %	5 %	8 %	8 %	3 %	4 %	4 %	5 %	5 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	— %	— %	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs [1]	9 %	5 %	8 %	8 %	3 %	4 %	4 %	5 %	5 %

PrintBrothers	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26
Reported revenue growth [1]	11 %	8 %	8 %	5 %	5 %	4 %	4 %	15 %	26 %
Currency impact [1]	(6)%	(2)%	2 %	(1)%	1 %	3 %	(5)%	(7)%	(10)%
Revenue growth in constant currency [1]	5 %	6 %	10 %	4 %	6 %	7 %	(1)%	8 %	16 %
Impact of TTM acquisitions	— %	— %	— %	— %	— %	(1)%	— %	— %	(10)%
Revenue growth in constant currency excl. TTM acquisitions [1]	5 %	6 %	10 %	4 %	6 %	6 %	(1)%	8 %	6 %

The Print Group	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26
Reported revenue growth [1]	5 %	3 %	2 %	6 %	7 %	3 %	11 %	15 %	16 %
Currency impact [1]	(6)%	(1)%	1 %	(1)%	1 %	3 %	(6)%	(7)%	(9)%
Revenue growth in constant currency [1]	(1)%	2 %	3 %	5 %	8 %	6 %	5 %	8 %	7 %
Impact of TTM acquisitions	— %	— %	— %	— %	— %	— %	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions	(1)%	2 %	3 %	5 %	8 %	6 %	5 %	8 %	7 %

Upload and Print Combined Revenue ($M)	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26
PrintBrothers reported revenue [1]	$ 165.6	$ 150.7	$ 170.8	$ 160.4	$ 174.5	$ 156.0	$ 178.3	$ 184.7	$ 219.9
The Print Group reported revenue [1]	$ 92.2	$ 87.1	$ 96.2	$ 84.2	$ 99.0	$ 89.7	$ 106.4	$ 96.7	$ 115.2
Upload and Print inter-segment eliminations [1]	$ (0.2)	$ (0.1)	$ (0.2)	$ (0.1)	$ (0.2)	$ (0.1)	$ (0.2)	$ (0.2)	$ (0.3)
Total Upload and Print revenue in USD [1]	**$ 257.6**	**$ 237.7**	**$ 266.8**	**$ 244.5**	**$ 273.3**	**$ 245.6**	**$ 284.5**	**$ 281.2**	**$ 334.8**

[1] During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes the revenue from several small acquired businesses for the first year after acquisition

Values may not sum to total due to rounding.

Page 22 of 34

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT.) (Quarterly) Upload and Print Combined Revenue Growth Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Reported revenue growth 1 9% 6% 6% 5% 6% 3% 7% 15% 23 % Currency impact 1 (6) % (1) % 1% (1) % 1% 3% (6) % (7) % (10) % Revenue growth in constant currency 1 3% 5% 7% 4% 7% 6% 1% 8% 13 % Impact of TTM acquisitions — % — % — % — % — % — % — % — % (7) % Revenue growth in constant currency excl. TTM acquisitions 1 3% 5% 7% 4% 7% 6% 1% 8% 6 % National Pen Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Reported revenue growth 1 8% 9% 1% 8% 1% — % 12% 10% 15 % Currency impact 1 (3) % — % 1% (1) % — % 1% (2) % (2) % (5) % Revenue growth in constant currency 1 5% 9% 2% 7% 1% 1% 10% 8% 10 % Impact of TTM acquisitions — % — % — % — % — % — % — % — % — % Revenue growth in constant currency excl. TTM acquisitions1 5% 9% 2% 7% 1% 1% 10% 8% 10 % All Other Businesses Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Reported revenue growth 1 1% 1% 5% 10% — % 4% 7% 8% 11 % Currency impact 1 (1) % (1) % — % 2% 2% 2% 1% — % (1) % Revenue growth in constant currency 1 — % — % 5% 12% 2% 6% 8% 8% 10 % Impact of TTM acquisitions and divestitures — % — % — % — % — % — % — % — % — % Revenue growth in constant currency excl. TTM acquisitions & divestitures 1 — % — % 5% 12% 2% 6% 8% 8% 10% 1 During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter- segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details. Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes the revenue from several small acquired businesses for the first year after acquisition Values may not sum to total due to rounding. Page 23 of 34

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSTANT-CURRENCY REVENUE GROWTH RATES

(YTD)

Total Company	**YTD Q2FY24**	**YTD Q2FY25**	**YTD Q2FY26**
Reported revenue growth	8 %	4 %	9 %
Currency impact	(3)%	— %	(4)%
Revenue growth in constant currency	5 %	4 %	5 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	(1)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	5 %	4 %	4 %

Vista	**YTD Q2FY24**	**YTD Q2FY25**	**YTD Q2FY26**
Reported revenue growth[1]	9 %	5 %	7 %
Currency impact[1]	(1)%	— %	(2)%
Revenue growth in constant currency[1]	8 %	5 %	5 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs[1]	8 %	5 %	5 %

PrintBrothers	**YTD Q2FY24**	**YTD Q2FY25**	**YTD Q2FY26**
Reported revenue growth[1]	13 %	5 %	21 %
Currency impact[1]	(7)%	— %	(9)%
Revenue growth in constant currency[1]	6 %	5 %	12 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	(5)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs[1]	6 %	5 %	7 %

The Print Group	**YTD Q2FY24**	**YTD Q2FY25**	**YTD Q2FY26**
Reported revenue growth[1]	5 %	7 %	16 %
Currency impact[1]	(7)%	(1)%	(8)%
Revenue growth in constant currency[1]	(2)%	6 %	8 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs[1]	(2)%	6 %	8 %

Upload and Print Combined Revenue ($M)	**YTD Q2FY24**	**YTD Q2FY25**	**YTD Q2FY26**
PrintBrothers reported revenue[1]	$ 579.1	$ 639.6	$ 404.6
The Print Group reported revenue[1]	$ 343.1	$ 355.0	$ 211.9
Upload and Print inter-segment eliminations[1]	$ (0.8)	$ (0.8)	$ (0.5)
Total Upload and Print revenue in USD[1]	**$ 921.4**	**$ 993.8**	**$ 616.0**

[1] During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes the revenue from several small acquired businesses for the first year after acquisition

Values may not sum to total due to rounding.

Page 24 of 34

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT.)

(YTD)

Upload and Print Combined Revenue Growth	YTD Q2FY24	YTD Q2FY25	YTD Q2FY26
Reported revenue growth[1]	10 %	6 %	19 %
Currency impact[1]	(7)%	(1)%	(8)%
Revenue growth in constant currency[1]	3 %	5 %	11 %
Impact of TTM acquisitions	— %	— %	(4)%
Revenue growth in constant currency excl. TTM acquisitions[1]	3 %	5 %	7 %

National Pen	YTD Q2FY24	YTD Q2FY25	YTD Q2FY26
Reported revenue growth[1]	7 %	4 %	13 %
Currency impact[1]	(2)%	(1)%	(4)%
Revenue growth in constant currency[1]	5 %	3 %	9 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs[1]	5 %	3 %	9 %

All Other Businesses	YTD Q2FY24	YTD Q2FY25	YTD Q2FY26
Reported revenue growth[1]	— %	5 %	10 %
Currency impact[1]	— %	1 %	(1)%
Revenue growth in constant currency[1]	— %	6 %	9 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs[1]	— %	6 %	9 %

[1] During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes the revenue from several small acquired businesses for the first year after acquisition.

Values may not sum to total due to rounding.

Page 25 of 34

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONTRIBUTION PROFIT & CONTRIBUTION MARGIN

(Quarterly, in millions)

	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26
Reported revenue	$ 921.4	$ 780.6	$ 832.6	$ 805.0	$ 939.2	$ 789.5	$ 869.5	$ 863.3	$1,042.2
Less: Cost of revenue	$ (463.4)	$ (404.7)	$ (428.2)	$ (422.7)	$ (489.3)	$ (417.0)	$ (456.7)	$ (460.5)	$ (554.5)
Gross profit	$ 457.9	$ 375.9	$ 404.4	$ 382.2	$ 449.9	$ 372.5	$ 412.8	$ 402.8	$ 487.7
Less: Advertising and payment processing fees	$ (139.3)	$ (116.4)	$ (118.5)	$ (128.3)	$ (147.3)	$ (117.2)	$ (113.3)	$ (131.3)	$ (161.4)
Contribution profit	$ 318.6	$ 259.5	$ 285.9	$ 253.9	$ 302.6	$ 255.3	$ 299.5	$ 271.5	$ 326.4
Contribution margin	35 %	33 %	34 %	32 %	32 %	32 %	34 %	31 %	31 %

CONTRIBUTION PROFIT & CONTRIBUTION MARGIN

(TTM, in millions)

	TTM Q2FY24	TTM Q3FY24	TTM Q4FY24	TTM Q1FY25	TTM Q2FY25	TTM Q3FY25	TTM Q4FY25	TTM Q1FY26	TTM Q2FY26
Reported revenue	$3,209.7	$3,248.1	$3,291.9	$3,339.5	$3,357.3	$3,366.2	$3,403.1	$3,461.4	$3,564.4
Less: Cost of revenue	$(1,669.7)	$(1,679.5)	$(1,695.1)	$(1,719.0)	$(1,744.8)	$(1,757.1)	$(1,785.6)	$(1,823.4)	$(1,888.6)
Gross profit	$1,540.0	$1,568.6	$1,596.8	$1,620.5	$1,612.5	$1,609.1	$1,617.4	$1,638.0	$1,675.8
Less: Advertising and payment processing fees	$ (482.1)	$ (487.3)	$ (496.3)	$ (502.6)	$ (510.5)	$ (511.4)	$ (506.1)	$ (509.1)	$ (523.2)
Contribution profit	$1,057.9	$1,081.3	$1,100.5	$1,118.0	$1,102.0	$1,097.7	$1,111.3	$1,129.0	$1,152.7
Contribution margin	33 %	33 %	33 %	34 %	33 %	33 %	33 %	33 %	32 %

Values may not sum to total due to rounding.

Page 26 of 34

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA")

(Quarterly, in millions)

	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26
Vista [1,5]	$ 110.5	$ 79.7	$ 87.6	$ 81.1	$ 97.2	$ 83.2	$ 106.0	$ 90.0	$ 107.0
PrintBrothers [1]	28.8	17.2	25.4	20.2	23.4	17.8	22.2	25.7	28.3
The Print Group [1]	17.4	17.3	19.5	18.1	18.9	15.5	20.0	18.7	23.1
National Pen [1]	25.5	4.4	9.1	(4.6)	23.4	3.9	9.2	(2.4)	25.6
All Other Businesses [1]	8.1	4.2	7.1	6.9	3.8	5.3	6.5	9.1	4.5
Inter-segment eliminations [1]	(4.8)	(5.3)	(6.3)	(8.5)	(10.1)	(11.4)	(14.3)	(15.8)	(17.4)
Total segment EBITDA	**$ 185.5**	**$ 117.4**	**$ 142.4**	**$ 113.2**	**$ 156.5**	**$ 114.3**	**$ 149.5**	**$ 125.2**	**$ 171.0**
Central and corporate costs ex. unallocated SBC[5]	(33.8)	(36.8)	(36.4)	(37.0)	(39.7)	(38.3)	(38.3)	(38.4)	(42.5)
Unallocated SBC	(3.9)	(4.5)	(3.4)	(1.8)	0.7	1.7	(2.5)	(0.2)	(2.0)
Exclude: share-based compensation included in segment EBITDA	17.6	18.4	17.1	15.6	14.4	12.7	16.2	14.8	16.8
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	0.9	(0.3)	(0.2)	(2.2)	0.4	0.3	(2.5)	(2.7)	(4.5)
Adjusted EBITDA[3,4]	**$ 166.4**	**$ 94.2**	**$ 119.4**	**$ 87.8**	**$ 132.3**	**$ 90.7**	**$ 122.4**	**$ 98.7**	**$ 138.8**
Depreciation and amortization	(39.1)	(37.1)	(35.7)	(35.5)	(35.2)	(34.3)	(36.1)	(36.6)	(36.6)
Share-based compensation expense[2]	(17.6)	(18.4)	(17.1)	(15.6)	(14.4)	(12.7)	(16.2)	(14.8)	(16.8)
Certain impairments and other adjustments	(0.6)	0.3	(0.4)	0.6	(1.2)	(2.4)	(2.4)	(0.7)	(0.5)
Restructuring-related charges	(0.5)	(0.1)	(0.1)	(0.1)	(0.2)	(0.5)	(4.8)	(0.3)	(1.3)
Income tax (expense) benefit	(16.8)	(10.6)	84.9	(9.0)	(21.2)	(12.1)	(41.8)	(17.8)	(13.3)
(Loss) gain on early extinguishment of debt	0.3	—	(2.4)	0.2	(0.7)	—	—	—	—
Interest expense, net	(30.6)	(30.2)	(29.9)	(31.4)	(29.2)	(27.0)	(27.7)	(28.1)	(27.0)
Other income, net	(0.4)	(3.7)	(0.8)	(11.5)	31.7	(9.4)	(24.3)	3.5	1.7
Realized (gains) losses on currency derivatives included in other income, net	(0.9)	0.3	0.2	2.2	(0.4)	(0.3)	2.5	2.7	4.5
Net income (loss)	**$ 60.3**	**$ (5.2)**	**$ 118.2**	**$ (12.4)**	**$ 61.6**	**$ (8.0)**	**$ (28.4)**	**$ 6.5**	**$ 49.5**

Upload and Print Combined EBITDA ($M)	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26
PrintBrothers reported segment EBITDA [1]	$ 28.8	$ 17.2	$ 25.4	$ 20.2	$ 23.4	$ 17.8	$ 22.2	$ 25.7	$ 28.3
The Print Group reported segment EBITDA [1]	$ 17.4	$ 17.3	$ 19.5	$ 18.1	$ 18.9	$ 15.5	$ 20.0	$ 18.7	$ 23.1
Upload and Print inter-segment eliminations [1]	$ —	$ —	$ —	$ —	$ (0.1)	$ —	$ —	$ —	$ (0.1)
Total Upload and Print combined EBITDA in USD [1]	**$ 46.2**	**$ 34.5**	**$ 44.8**	**$ 38.2**	**$ 42.2**	**$ 33.2**	**$ 42.1**	**$ 44.4**	**$ 51.4**

[1] During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

[2]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.

[3]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.

[4]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

[5]During the first quarter of fiscal year 2026, we revised our internal organizational structure to drive efficiencies, which resulted in the transfer of two teams from our Vista reportable segment into our central functions. We have revised our presentation of all periods presented to reflect our revised segment reporting. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

Values may not sum to total due to rounding.

Page 27 of 34

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA

(Quarterly, in millions)

	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26
Net income (loss)	$ 60.3	$ (5.2)	$ 118.2	$ (12.4)	$ 61.6	$ (8.0)	$ (28.4)	$ 6.5	$ 49.5
Exclude expense (benefit) impact of:									
Income tax (benefit) expense	$ 16.8	$ 10.6	$ (84.9)	$ 9.0	$ 21.2	$ 12.1	$ 41.8	$ 17.8	$ 13.3
Loss (gain) on early extinguishment of debt	$ (0.3)	$ —	$ 2.4	$ (0.2)	$ 0.7	$ —	$ —	$ —	$ —
Interest expense, net	$ 30.6	$ 30.2	$ 29.9	$ 31.4	$ 29.2	$ 27.0	$ 27.7	$ 28.1	$ 27.0
Other income, net	$ 0.4	$ 3.7	$ 0.8	$ 11.5	$ (31.7)	$ 9.4	$ 24.3	$ (3.5)	$ (1.7)
Depreciation and amortization	$ 39.1	$ 37.1	$ 35.7	$ 35.5	$ 35.2	$ 34.3	$ 36.1	$ 36.6	$ 36.6
Share-based compensation expense[1]	$ 17.6	$ 18.4	$ 17.1	$ 15.6	$ 14.4	$ 12.7	$ 16.2	$ 14.8	$ 16.8
Certain impairments and other adjustments	$ 0.6	$ (0.3)	$ 0.4	$ (0.6)	$ 1.2	$ 2.4	$ 2.4	$ 0.7	$ 0.5
Restructuring related charges	$ 0.5	$ 0.1	$ 0.1	$ 0.1	$ 0.2	$ 0.5	$ 4.8	$ 0.3	$ 1.3
Include certain items that are a part of other income, net:									
Realized gains (losses) on currency derivatives	$ 0.9	$ (0.3)	$ (0.2)	$ (2.2)	$ 0.4	$ 0.3	$ (2.5)	$ (2.7)	$ (4.5)
Adjusted EBITDA[2,3]	**$166.4**	**$94.2**	**$119.4**	**$87.8**	**$132.3**	**$90.7**	**$122.4**	**$98.7**	**$138.8**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

Page 28 of 34

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA
(YTD, in millions)

	YTD Q2FY24	YTD Q2FY25	YTD Q2FY26
Net income (loss)	$ 64.8	$ 49.2	$ 56.0
Exclude expense (benefit) impact of:			
Income tax (benefit) expense	$ 24.9	$ 30.1	$ 31.2
Loss (gain) on early extinguishment of debt	$ (1.7)	$ 0.5	$ —
Interest expense, net	$ 59.8	$ 60.6	$ 55.1
Other income, net	$ (6.0)	$ (20.2)	$ (5.2)
Depreciation and amortization	$ 79.0	$ 70.8	$ 73.2
Share-based compensation expense[1]	$ 30.1	$ 30.0	$ 31.6
Certain impairments and other adjustments	$ 1.1	$ 0.6	$ 1.3
Restructuring related charges	$ 0.1	$ 0.3	$ 1.6
Realized gains (losses) on currency derivatives	$ 3.0	$ (1.9)	$ (7.2)
Adjusted EBITDA [2,3]	**$255.2**	**$220.0**	**$237.6**

ADJUSTED EBITDA
(TTM, in millions)

	TTM Q2FY24	TTM Q3FY24	TTM Q4FY24	TTM Q1FY25	TTM Q2FY25	TTM Q3FY25	TTM Q4FY25	TTM Q1FY26	TTM Q2FY26
Net income (loss)	$ 42.4	$ 87.0	$ 177.8	$ 160.9	$ 162.2	$ 159.4	$ 12.9	$ 31.8	$ 19.6
Exclude expense (benefit) impact of:									
Income tax (benefit) expense	$ 44.9	$ 47.1	$ (49.4)	$ (48.5)	$ (44.1)	$ (42.6)	$ 84.1	$ 93.0	$ 85.1
Loss (gain) on early extinguishment of debt	$ (8.5)	$ (8.5)	$ 0.7	$ 1.9	$ 2.9	$ 2.9	$ 0.5	$ 0.7	$ —
Interest expense, net	$ 119.2	$ 118.8	$ 119.8	$ 122.0	$ 120.6	$ 117.5	$ 115.2	$ 111.9	$ 109.7
Other income, net	$ (14.5)	$ (9.5)	$ (1.6)	$ 16.3	$ (15.7)	$ (10.0)	$ 13.6	$ (1.4)	$ 28.6
Depreciation and amortization	$ 159.6	$ 157.0	$ 151.8	$ 147.4	$ 143.5	$ 140.7	$ 141.1	$ 142.2	$ 143.6
Share-based compensation expense[1]	$ 47.8	$ 58.9	$ 65.6	$ 68.8	$ 65.5	$ 59.8	$ 58.9	$ 58.0	$ 60.5
Certain impairments and other adjustments	$ 5.5	$ 5.7	$ 1.2	$ —	$ 0.6	$ 3.3	$ 5.4	$ 6.7	$ 6.1
Restructuring related charges	$ 30.9	$ 0.9	$ 0.4	$ 0.9	$ 0.5	$ 0.9	$ 5.5	$ 5.7	$ 6.9
Realized gains (losses) on currency derivatives	$ 10.9	$ 5.8	$ 2.4	$ (1.9)	$ (2.4)	$ (1.8)	$ (4.0)	$ (4.5)	$ (9.4)
Adjusted EBITDA[2,3]	**$ 438.2**	**$ 463.2**	**$ 468.7**	**$ 467.7**	**$ 433.5**	**$ 430.1**	**$ 433.2**	**$ 444.1**	**$ 450.7**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

Page 29 of 34

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED FREE CASH FLOW

(Quarterly, in millions)

	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26
Net cash provided by operating activities	$ 174.9	$ 8.4	$ 125.1	$ 4.4	$ 176.5	$ 9.7	$ 107.5	$ 25.1	$ 164.7
Purchases of property, plant and equipment	$ (11.4)	$ (10.5)	$ (10.5)	$ (17.0)	$ (26.4)	$ (24.8)	$ (20.8)	$ (26.4)	$ (25.2)
Capitalization of software and website development costs	$ (13.9)	$ (15.0)	$ (14.9)	$ (14.6)	$ (16.7)	$ (16.3)	$ (16.5)	$ (17.3)	$ (16.0)
Proceeds from sale of assets	$ 0.4	$ 0.4	$ 17.1	$ 1.6	$ 0.1	$ 0.7	$ 0.7	$ 0.8	$ 0.9
Adjusted free cash flow	**$ 150.0**	**$ (16.6)**	**$ 116.8**	**$ (25.6)**	**$ 133.5**	**$ (30.8)**	**$ 70.9**	**$ (17.8)**	**$ 124.3**

Reference:

	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26
Value of finance leases	$ 1.8	$ 2.2	$ 0.1	$ 0.3	$ 0.5	$ 1.8	$ 0.7	$ 1.4	$ 10.8
Cash restructuring payments	$ 1.2	$ 0.5	$ 0.2	$ 0.1	$ 0.2	$ 0.4	$ 2.1	$ 2.1	$ 1.2
Cash paid for interest	$ 42.4	$ 23.9	$ 41.7	$ 35.2	$ 19.5	$ 36.3	$ 19.1	$ 37.5	$ 18.6
Cash received for interest	$ (2.8)	$ (5.0)	$ (3.0)	$ (3.7)	$ (2.7)	$ (3.4)	$ (2.6)	$ (3.1)	$ (2.8)
Cash interest, net[1]	**$ 39.6**	**$ 18.9**	**$ 38.8**	**$ 31.5**	**$ 16.8**	**$ 32.9**	**$ 16.5**	**$ 34.4**	**$ 15.9**

ADJUSTED FREE CASH FLOW

(YTD, in millions)

	YTD Q2FY24	YTD Q2FY25	YTD Q2FY26
Net cash provided by operating activities	$ 217.2	$ 180.9	$ 189.7
Purchases of property, plant and equipment	$ (34.0)	$ (43.4)	$ (51.5)
Capitalization of software and website development costs	$ (28.3)	$ (31.2)	$ (33.3)
Proceeds from sale of assets	$ 6.0	$ 1.7	$ 1.7
Adjusted free cash flow	**$ 160.9**	**$ 107.9**	**$ 106.6**

Reference:

	YTD Q2FY24	YTD Q2FY25	YTD Q2FY26
Value of finance leases	$ 2.2	$ 0.8	$ 12.2
Cash restructuring payments	$ 6.9	$ 0.4	$ 3.3
Cash paid for interest	$ 66.6	$ 54.8	$ 56.1
Cash received for interest	$ (6.2)	$ (6.4)	$ (5.9)
Cash interest, net[1]	**$ 60.5**	**$ 48.4**	**$ 50.2**

[1] *Cash interest, net is cash interest payments, partially offset by cash interest received on our cash and marketable securities. Prior to Q3 FY2023, we showed only the cash interest payments related to our borrowing activity in this chart in our earnings materials. We have recast all periods in the chart above to include the interest received.*

Values may not sum to total due to rounding.

Page 30 of 34

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED FREE CASH FLOW

(TTM, in millions)

	TTM Q2FY24	TTM Q3FY24	TTM Q4FY24	TTM Q1FY25	TTM Q2FY25	TTM Q3FY25	TTM Q4FY25	TTM Q1FY26	TTM Q2FY26
Net cash provided by operating activities	$ 291.6	$ 287.4	$ 350.7	$ 312.9	$ 314.4	$ 315.7	$ 298.1	$ 318.7	$ 306.9
Purchases of property, plant and equipment	$ (61.2)	$ (60.7)	$ (54.9)	$ (49.4)	$ (64.4)	$ (78.7)	$ (89.0)	$ (98.4)	$ (97.1)
Capitalization of software and website development costs	$ (56.9)	$ (57.0)	$ (58.3)	$ (58.5)	$ (61.2)	$ (62.5)	$ (64.1)	$ (66.8)	$ (66.2)
Proceeds from sale of assets	$ 9.3	$ 9.2	$ 23.6	$ 19.5	$ 19.2	$ 19.5	$ 3.1	$ 2.3	$ 3.1
Adjusted free cash flow	**$ 182.8**	**$ 179.0**	**$ 261.1**	**$ 224.5**	**$ 208.1**	**$ 194.0**	**$ 148.0**	**$ 155.9**	**$ 146.7**

Reference:

Value of new finance leases	$ 13.9	$ 10.3	$ 4.6	$ 4.5	$ 3.2	$ 2.8	$ 3.3	$ 4.4	$ 14.7
Cash restructuring payments	$ 34.3	$ 29.7	$ 7.6	$ 2.0	$ 1.0	$ 0.9	$ 2.8	$ 4.8	$ 5.8

Cash paid for interest	$ 129.8	$ 133.7	$ 132.3	$ 143.3	$ 120.4	$ 132.8	$ 110.1	$ 112.4	$ 111.5
Cash received for interest	$ (12.6)	$ (14.7)	$ (14.2)	$ (14.5)	$ (14.4)	$ (12.8)	$ (12.4)	$ (11.8)	$ (11.9)
Cash interest, net[1]	**$ 117.2**	**$ 119.1**	**$ 118.1**	**$ 128.7**	**$ 106.0**	**$ 120.0**	**$ 97.8**	**$ 100.6**	**$ 99.6**

[1] *Cash interest, net is cash interest payments, partially offset by cash interest received on our cash and marketable securities. Prior to Q3 FY2023, we showed only the cash interest payments related to our borrowing activity in this chart in our earnings materials. We have recast all periods in the chart above to include the interest received.*

Values may not sum to total due to rounding.

Page 31 of 34

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSOLIDATED NET LEVERAGE RATIOS

(in millions, except leverage ratios)

	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26
Total debt outstanding[1]	$1,626.3	$1,615.0	$1,616.6	$1,617.5	$1,610.5	$1,607.7	$1,604.5	$1,600.9	$1,607.9
Capital lease liabilities	$ 40.2	$ 37.5	$ 36.4	$ 35.3	$ 31.9	$ 32.8	$ 33.6	$ 33.7	$ 42.9
Less: Cash and cash equivalents	$ (291.4)	$ (160.8)	$ (208.3)	$ (153.0)	$ (224.4)	$ (183.0)	$ (234.0)	$ (200.5)	$ (258.0)
Adjusted Net Debt as defined by our credit agreement	$1,375.1	$1,491.7	$1,444.7	$1,499.8	$1,418.0	$1,457.6	$1,404.2	$1,434.0	$1,392.8
Less: High Yield Notes	$ (522.1)	$ (522.1)	$ (522.1)	$ (525.0)	$ (525.0)	$ (525.0)	$ (525.0)	$ (525.0)	$ (525.0)
Adjusted Senior Secured Net Debt as defined by our credit agreement	$ 852.9	$ 969.6	$ 922.6	$ 974.8	$ 893.0	$ 932.6	$ 879.2	$ 909.0	$ 867.8

	TTM Q2FY24	TTM Q3FY24	TTM Q4FY24	TTM Q1FY25	TTM Q2FY25	TTM Q3FY25	TTM Q4FY25	TTM Q1FY26	TTM Q2FY26
Net income (loss)	$ 42.4	$ 87.0	$ 177.8	$ 160.9	$ 162.2	$ 159.4	$ 12.9	$ 31.8	$ 19.6
Exclude expense (benefit) impact of:									
Income tax (benefit) expense	$ 44.9	$ 47.1	$ (49.4)	$ (48.5)	$ (44.1)	$ (42.6)	$ 84.1	$ 93.0	$ 85.1
Loss (gain) on early extinguishment of debt	$ (8.5)	$ (8.5)	$ 0.7	$ 1.9	$ 2.9	$ 2.9	$ 0.5	$ 0.7	$ —
Interest expense, net	$ 119.2	$ 118.8	$ 119.8	$ 122.0	$ 120.6	$ 117.5	$ 115.2	$ 111.9	$ 109.7
Other income, net	$ (14.5)	$ (9.5)	$ (1.6)	$ 16.3	$ (15.7)	$ (10.0)	$ 13.6	$ (1.4)	$ 28.6
Depreciation and amortization	$ 159.6	$ 157.0	$ 151.8	$ 147.4	$ 143.5	$ 140.7	$ 141.1	$ 142.2	$ 143.6
Share-based compensation expense	$ 47.8	$ 58.9	$ 65.6	$ 68.8	$ 65.5	$ 59.8	$ 58.9	$ 58.0	$ 60.5
Certain impairments and other adjustments	$ 5.5	$ 5.7	$ 1.2	$ —	$ 0.6	$ 3.3	$ 5.4	$ 6.7	$ 6.1
Restructuring related charges	$ 30.9	$ 0.9	$ 0.4	$ 0.9	$ 0.5	$ 0.9	$ 5.5	$ 5.7	$ 6.9
Include certain items that are part of other income, net:									
Realized gains (losses) on currency derivatives	$ 10.9	$ 5.8	$ 2.4	$ (1.9)	$ (2.4)	$ (1.8)	$ (4.0)	$ (4.5)	$ (9.4)
Adjusted EBITDA	$ 438.2	$ 463.2	$ 468.7	$ 467.7	$ 433.5	$ 430.1	$ 433.2	$ 444.1	$ 450.7
Other adjustments, net as specified in our credit agreement[2]	$ 40.6	$ 32.7	$ 17.1	$ 10.7	$ 20.9	$ 16.2	$ 16.9	$ 14.5	$ 19.0
Consolidated EBITDA as defined by credit agreement	$ 478.8	$ 495.9	$ 485.8	$ 478.4	$ 454.4	$ 446.3	$ 450.1	$ 458.6	$ 469.7

	Q2FY24	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26
Adjusted Net Debt as defined by our credit agreement	$1,375.1	$1,491.7	$1,444.7	$1,499.8	$1,418.0	$1,457.6	$1,404.2	$1,434.0	$1,392.8
Consolidated EBITDA as defined by our credit agreement	$ 478.8	$ 496.0	$ 485.8	$ 478.4	$ 454.4	$ 446.3	$ 450.1	$ 458.6	$ 469.7
Consolidated Net Leverage Ratio	2.87	3.01	2.97	3.13	3.12	3.27	3.12	3.13	2.97
Adjusted Senior Secured Net Debt as defined by our credit agreement	$ 852.9	$ 969.6	$ 922.6	$ 974.8	$ 893.0	$ 932.6	$ 879.2	$ 909.0	$ 867.8
Consolidated EBITDA as defined by our credit agreement	$ 478.8	$ 496.0	$ 485.8	$ 478.4	$ 454.4	$ 446.3	$ 450.1	$ 458.6	$ 469.7
Senior Secured Net Leverage Ratio	1.78	1.95	1.90	2.04	1.96	2.09	1.95	1.98	1.85

[1]Represents short-term and long-term debt, excluding debt issuance costs and discounts, net of debt premiums.

[2]Other adjustments, net primarily include non-cash/non-recurring items specified in our credit agreement, as well as the pro forma effect of certain cost-saving measures or material acquisitions for the trailing twelve month period.

Values may not sum to total due to rounding.

Page 32 of 34

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES CONSTANT-CURRENCY REVENUE GROWTH OUTLOOK Outlook as of January 28, 2026 FY2026 Reported revenue growth (using recent currency rates) 7% - 8% Currency impact (3)% Impact of TTM acquisitions, divestitures & JVs (1)% Organic constant-currency revenue growth 3% - 4% ADJUSTED EBITDA OUTLOOK (in millions) Outlook as of January 28, 2026 FY2026 (at least...) FY2028 (at least...) GAAP net income (loss) $79.0 $200.0 Income tax expense $61.0 $79.0 Interest expense, net $105.0 $95.0 Depreciation and amortization $148.0 $159.0 Share-based compensation expense1 $65.0 $67.0 Restructuring related charges $2.0 $— Adjusted EBITDA 2,3 $460.0 $600.0 1SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting. 2This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA. 3Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting. ADJUSTED FREE CASH FLOW OUTLOOK (in millions) Outlook as of January 28, 2026 FY2026 Net cash provided by operating activities $313.3 Purchases of property, plant and equipment ($100.0) Capitalization of software and website development costs ($70.0) Proceeds from sale of assets $1.7 Adjusted free cash flow $145.0 Values may not sum to total due to rounding. Page 33 of 34

ABOUT CIMPRESS: Cimpress plc (Nasdaq: CMPR) helps millions of businesses build brands, stand out, and grow via custom print and promotional products. Founded in 1995, Cimpress is the global leader in web-to-print mass customization, delivering high-quality, affordable custom products quickly and conveniently—even in low quantities. Cimpress brands include VistaPrint, WIRmachenDRUCK, Pixartprinting, Pens.com, BuildASign, druck.at, Drukwerkdeal, easyflyer, Exaprint, Packstyle, Printi, Tradeprint and BoxUp. To learn more, visit https://www.cimpress.com. Cimpress and the Cimpress logo are trademarks of Cimpress plc or its subsidiaries. All other brand and product names appearing on this announcement may be trademarks or registered trademarks of their respective holders. CONTACT INFORMATION: Investor Relations: Media Relations: Meredith Burns Sara Litwiller ir@cimpress.com mediarelations@cimpress.com SAFE HARBOR STATEMENT: This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including but not limited to FY2026 guidance for revenue growth, organic constant- currency revenue growth, net income, adjusted EBITDA, operating cash flow, and adjusted free cash flow; FY2028 targets for net income, adjusted EBITDA, and conversion of adjusted EBITDA to adjusted free cash flow; key drivers being organic growth and planned amounts to be generated in annualized efficiency benefits exiting FY2027 and the investments and initiatives through which to realize those savings; tuck-in M&A and potential partnership opportunities having a positive impact on results in future years; statements regarding raising guidance, confidence in FY2028 financial targets, expectations for the tariff impact to lessen in future quarters, potential recoverability of costs through insurance, and remaining well positioned financially to navigate volatility; statements regarding achieving the FY2028 outlook, generating strong per-share free cash flow growth, significantly reducing the net leverage ratio, and expectations for net leverage reductions for FY2026-FY2028, subject to capital allocation choices such as share repurchases; and other statements under the Outlook section and regarding being well positioned to continue to progress against strategic and financial goals and to expand the value delivered to customers and the company’s competitive advantages for the years to come. Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts and estimates are based; the development, duration, and severity of supply chain constraints and fluctuating inflation; our inability to make investments in our businesses and allocate our capital as planned or the failure of those investments and allocations to achieve the results we expect; costs and disruptions caused by acquisitions and minority investments; the failure of businesses we acquire or invest in to perform as expected; loss of key personnel or our inability to recruit talented personnel; our failure to develop and deploy our mass customization platform or the failure of the mass customization platform to drive the performance, efficiencies, and competitive advantage we expect; unanticipated changes in our markets, customers, or businesses; disruptions caused by geopolitical events or political instability and war in Ukraine, Israel, the Middle East, or elsewhere; changes in governmental policies, laws and regulations that affect our businesses, or in their enforcement or interpretation, including related to import tariffs; our failure to manage the growth and complexity of our business; our failure to maintain compliance with the covenants in our debt documents or to pay our debts when due; competitive pressures; general economic conditions; and other factors described in our Form 10-K for the fiscal year ended June 30, 2025 and subsequent documents we periodically file with the U.S. SEC. In addition, the statements and projections in this quarterly earnings document represent our expectations and beliefs as of the date of this document, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this document. Page 34 of 34